SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☑	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

RemedyTemp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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REMEDYTEMP, INC.

101 Enterprise
Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 1, 2005

To the Shareholders of

REMEDYTEMP, INC.

      The 2005 Annual Meeting of Shareholders (the “Meeting”) of RemedyTemp, Inc., a California corporation (the “Company”), will be held at the Company’s corporate headquarters located at 101 Enterprise, Aliso Viejo, California, on March 1, 2005, at 12 noon Pacific Standard Time for the following purposes:

1. To elect a Board of Directors of eight (8) directors to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of the Company has fixed the close of business on January 7, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO DO SO, YOU MAY REVOKE YOUR SHARES AND VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

By Order of the Board of Directors

Monty A. Houdeshell
Senior Vice President,
Chief Financial Officer
and Corporate Secretary

Aliso Viejo, California

January 14, 2005

VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES FOR FISCAL 2004 AND 2003
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PERFORMANCE GRAPH
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS
COMMUNICATIONS WITH THE BOARD
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K AND INCORPORATION BY REFERENCE
APPENDIX A

REMEDYTEMP, INC.

101 Enterprise
Aliso Viejo, CA 92656

PROXY STATEMENT FOR THE

2005 ANNUAL MEETING OF SHAREHOLDERS
MARCH 1, 2005

       This Proxy Statement and related materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of RemedyTemp, Inc., a California corporation (the “Company”), for use at the Company’s 2005 Annual Meeting of Shareholders (the “Meeting”) to be held on March 1, 2005 at 12 noon Pacific Standard Time, and at any and all postponements and adjournments of the Meeting. The Meeting will be held at the Company’s corporate headquarters located at 101 Enterprise, Aliso Viejo, California 92656. This Proxy Statement and the accompanying form of proxy will be first mailed to shareholders on or about January 19, 2005.

      The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement and form of proxy and the cost of soliciting proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph or cable, and by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the reasonable expenses of forwarding soliciting material to their principals.

VOTING

      The Board has fixed the close of business on January 7, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of January 7, 2005, there were 8,787,653 shares of the Company’s Class A Common Stock (“Common Stock”) outstanding. Each share of Common Stock is entitled to one vote on any matter that may be presented for consideration and action by the shareholders at the Meeting. Holders of the Company’s Class B Common Stock are not entitled to any vote in the election of directors or on any other matters submitted to a shareholder vote except as to certain amendments to the Company’s Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), certain mergers and as otherwise required by law.

      The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and at any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business.

      For the purposes of Proposal No. 1, Election of Directors, the nominees receiving the greatest number of votes at the Meeting will be elected. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no legal effect on the election of directors.

      Each shareholder entitled to vote may vote by proxy by using the proxy card enclosed with this Proxy Statement. You can specify how you want your shares voted on a proposal by marking the appropriate box(es) on the proxy card. The Proposal is identified by number and identifying text on the proxy card. Each proxy submitted by a shareholder will, unless otherwise directed by the shareholder in the proxy, be voted according to the recommendation of the Board on that proposal, as set forth later in this Proxy Statement. If a shareholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the shareholder’s direction. Any shareholder has the power to revoke his or her proxy at any time before it is voted at the Meeting by submitting a written notice of revocation to the Secretary or Assistant Secretary of the Company or by timely filing a duly executed proxy bearing a later date. A proxy will not be voted if the shareholder that executed it is present at the Meeting and elects to vote the shares represented thereby in person.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth the following information as of January 7, 2005: (i) the number of shares of the Company’s Class A Common Stock beneficially owned by those known by the Company to be beneficial owners of more than five percent (5%) of the outstanding shares of the Company’s Class A Common Stock; and (ii) the number of shares of the Company’s Class A and Class B Common Stock beneficially owned by each director and executive officer named in the Summary Compensation Table on page 10 of this Proxy Statement, and by all directors and executive officers of the Company as a group. On January 7, 2005, there were 8,787,653 shares of Class A Common Stock outstanding and 800,312 shares of Class B Common Stock outstanding. Unless otherwise stated, and except for voting powers held jointly with a person’s spouse and shares held in trust, the persons and entities named in the table below generally have sole voting and investment power with respect to all shares shown as beneficially owned by them. All information with respect to beneficial ownership is based on filings made by the respective beneficial owners with the Securities and Exchange Commission (the “Commission”) or information provided to the Company by such beneficial owners.

	Class A		Class B
	Common Stock:		Common Stock:
	Amount and		Amount and
	Nature of		Nature of
	Beneficial	Percent of	Beneficial	Percent of
Beneficial Owner	Ownership(1)	Class (%)	Ownership(1)(2)	Class (%)

William D. Cvengros(3)(4)	40,853	*	—	—
James L. Doti(3)(4)(14)	40,922	*	—	—
Robert A. Elliott(3)(4)	42,853	*	—	—
Mary George(4)(5)	23,873	*	—	—
Gunnar B. Gooding(6)	36,335	*	—	—
J. Michael Hagan(4)(7)	37,853	*	—	—
Monty A. Houdeshell(8)	60,000	*	—	—
Janet L. Hawkins(4)(9)	25,400	*	—	—
Robert E. McDonough, Sr.(4)(10)	1,963,200	22.3%	195,568	24.4%
101 Enterprise Aliso Viejo, CA 92656
Paul W. Mikos(4)(11)	123,872	1.4%	565,980	70.7%
101 Enterprise Aliso Viejo, CA 92656
Greg Palmer(4)(12)(13)	257,030	2.9%	—	—
John B. Zaepfel(3)(4)	37,853	*	—	—
FMR Corp(15)	1,137,277	12.9%	—	—
82 Devonshire Street Boston, MA 02109
Royce and Associates LLC(16)	939,000	10.7%	—	—
1414 Avenue of the Americas Ninth Floor New York, NY 10019
T. Rowe Price Associates, Inc.(17)	880,300	10.0%	—	—
100 East Pratt Street Baltimore, MD 21202
Putnam LLC(18)	558,381	6.4%	—	—
One Post Office Square Boston, MA 02110
Wells Fargo & Company(19)	506,800	5.8%	—	—
420 Montgomery Street San Francisco, CA 94163
David Babson & Company(19)	495,600	5.6%	—	—
One Memorial Drive Cambridge, MA 02142-1300
All directors and executive officers as a group (12 persons)	2,690,044	29.6%	761,548	95.2%

*	Less than one percent (1%)

(1)	The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shares not outstanding that are subject to vested options, or options that vest and become exercisable by the holder thereof within sixty (60) days of January 7, 2005 are deemed outstanding for the purposes of calculating the number and percentage owned by such shareholder, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person. Unless otherwise noted, all shares listed as beneficially owned by a shareholder are actually outstanding.

(2)	Holders of Class B Common Stock are not entitled to any vote on matters submitted to a shareholder vote except as to certain amendments to the Articles of Incorporation, certain mergers and as otherwise required by law. The Class B Common Stock automatically converts into Class A Common Stock on a share-for-share basis upon the earliest to occur of (i) a transfer to a non-affiliate of the holder thereof in a public offering pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended, (ii) the death or legal incapacity of Robert E. McDonough, Sr. or (iii) the tenth anniversary of the closing of the Company’s initial public offering.

(3)	Includes 30,000 shares of Class A Common Stock that are issuable upon exercise of vested non-employee director stock options.

(4)	Includes shares held by certain trusts established for the benefit of the shareholder and/or the shareholder’s family.

(5)	Includes 15,000 shares of Class A Common Stock that are issuable upon exercise of vested non-employee director stock options and 2,500 shares of Class A Common Stock that are issuable upon exercise of non-employee director stock options that vest on the date of the Meeting if the director remains a director until then.

(6)	Includes 25,000 and 10,000 shares of restricted Class A Common Stock that vest five years from the grant dates of December 18, 2001 and February 26, 2003, respectively, or earlier, if certain pre-established performance goals have been met.

(7)	Includes 25,000 shares of Class A Common Stock that are issuable upon exercise of vested non-employee director stock options and 2,500 shares of Class A Common Stock that are issuable upon exercise of non-employee director stock options that vest on the date of the Meeting if the director remains a director until then.

(8)	Includes 45,000 and 15,000 shares of restricted Class A Common Stock that vest five years from the grant dates of December 16, 2002 and February 26, 2003, respectively, or earlier, if certain pre-established performance goals have been met.

(9)	Includes 25,000 shares of restricted Class A Common Stock that vest five years from the grant date of July 21, 2003.

(10)	Includes 10,000 shares of Class A Common Stock that are issuable upon exercise of vested stock options.

(11)	Includes 123,872 shares of Class A Common Stock that are issuable upon exercise of vested stock options.

(12)	Includes 1,435 shares of Class A Common Stock held by Mr. Palmer’s spouse.

(13)	Includes 150,000 and 100,000 shares of restricted Class A Common Stock that vest five years from the grant dates of December 18, 2001 and February 26, 2003, respectively, or earlier, if certain pre-established performance goals have been met.

(14)	On December 2, 2004 Mr. Doti tendered his resignation from the Board of Directors of RemedyTemp, Inc. effective as of December 31, 2004.

(15)	Security ownership information for the beneficial ownership is taken from the Schedule 13G/A filed with the SEC on February 17, 2004.

(16)	Security ownership information for the beneficial ownership is taken from the Schedule 13G/A filed with the SEC on February 5, 2004.

(17)	Security ownership information for the beneficial ownership is taken from the Schedule 13G/A filed with the SEC on September 10, 2004.

(18)	Security ownership information for the beneficial ownership is taken from the Schedule 13G/A filed with the SEC on February 13, 2004.

(19)	Security ownership information for the beneficial ownership is taken from the Schedule 13G filed with the SEC on February 12, 2004.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election

      In general, the Company’s directors are elected at each annual meeting of shareholders. Currently, the number of directors of the Company is eight (8). Effective December 31, 2004, our Board of Directors reduced the number of directors from nine (9) to eight (8) in conjunction with the resignation of Dr. James Doti as a director of the Company. Accordingly, at the Meeting, the Company’s shareholders are being asked to elect eight (8) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the Meeting up to the number of authorized directors will be elected.

      The eight (8) nominees for election as directors at the Meeting as set forth in the following table are all incumbent directors. Each of the nominees was re-elected at the Company’s 2004 Annual Meeting of Shareholders. Each of the nominees has consented to serve as a director if elected. Except to the extent that authority to vote for any directors is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that any of the nominees for director should, before the Meeting, become unable to serve if elected, shares represented by proxies will be voted for such substitute nominees as may be recommended by the Company’s existing Board, unless other directions are given in the proxies. To the best of the Company’s knowledge, all the nominees will be available to serve.

      The following biographical information is furnished with respect to the eight (8) nominees for election at the Meeting as of January 14, 2005:

Nominee	Age	Principal Occupation	Director Since

William D. Cvengros	56	Chairman of PacketVideo Corporation	1996
Robert A. Elliott	65	Chairman of Elliott Investment Company	1997
Mary George	54	Co-Chairman of Bell Automotive Products	1999
J. Michael Hagan	65	Advisor to and former President and Chief Executive Officer of Furon Company	1998
Robert E. McDonough, Sr.	82	Vice Chairman of the Board of the Company	1978
Paul W. Mikos	60	Chairman of the Board of the Company	1993
Greg D. Palmer	48	President and Chief Executive Officer of the Company	2001
John B. Zaepfel	68	Chief Executive Officer of the Zaepfel Group	1995

      William D. Cvengros has served as a director of the Company since August 1996. Since July 2002, Mr. Cvengros has been a venture partner of the Edgewater Funds. Since August 2003, Mr. Cvengros has served as Chairman of PacketVideo Corporation, a privately-held company providing wireless multi-media software and services for mobile applications. From March 2001 to August 2003, Mr. Cvengros has served as Vice Chairman of PacketVideo Corporation. From April 1999 to March 2001, Mr. Cvengros served as

Chairman of PacketVideo Corporation. From November 1994 until April 2000, Mr. Cvengros served as the Chief Executive Officer, President and a director of PIMCO Advisors Holdings L.P., a publicly traded investment management firm (PIMCO Advisors). From February 1986 until November 1994, Mr. Cvengros served as Chairman of the Board of Pacific Investment Management Company (PIMCO). From January 1990 until November 1994, Mr. Cvengros was Vice Chairman of the Board of Directors and Chief Investment Officer of Pacific Life Insurance Company, formerly Pacific Mutual Life Insurance Company.

      Robert A. Elliott has served as a director of the Company since December 1997. Since 1988, Mr. Elliott has served as President and Chairman of Elliott Investment Company. Prior to founding Elliott Investment Company, Mr. Elliott served as the Chairman and Chief Executive Officer of VLI Corporation (“VLI”), a publicly traded company specializing in the manufacturing and marketing of personal care products from 1984 until 1987. Prior to joining VLI, Mr. Elliott was a Vice President of Howmedica, Inc., a subsidiary of Pfizer, Inc. Mr. Elliott is a member of the Board of Trustees of Chapman University.

      Mary George has served as a director of the Company since November 1999. Since October 1994, Ms. George has served as an officer of Bell Sports, Inc., including as its Chief Executive Officer from July 1998 until August 2000 and served as its Co-Chairman from August 2000 through October 2004. Additionally, Ms. George has served as a director of Bell Sports, Inc. from August 1998 through October 2004 and is currently Co-Chairman of Bell Automotive Products. Ms. George is also a director of Oakley, Inc.

      J. Michael Hagan has served as a director of the Company since March 1998. Since January 2000, Mr. Hagan has been a self-employed business advisor. From June 1991 until November 1999, Mr. Hagan served as Chairman of the Board of Directors and Chief Executive Officer of Furon Company, having previously served as President of Furon Company from 1980 to 1991. Mr. Hagan is also a director of Fleetwood Enterprises, Inc. and Ameron International, Inc. Since March 2000, Mr. Hagan has served as a trustee for each of the following PIMCO Funds: Pacific Investment Management Series; PIMCO Commercial Mortgage Securities Trust, Inc.; and PIMCO Variable Insurance Trust.

      Robert E. McDonough, Sr. has served as Vice Chairman of the Board of the Company since January 2001. He served as Chairman of the Board of the Company from August 1978 until January 2001. Mr. McDonough founded the Company in 1965 and has been involved in the management, long-term operation and strategic planning of the Company since that time. For 29 years, until May 1994, he served as the Company’s Chief Executive Officer. Mr. McDonough is the father-in-law of Paul W. Mikos.

      Paul W. Mikos has served in various positions in the Company since 1977, including as President from 1985 until January 2001. Mr. Mikos has served as Chairman of the Board of the Company since January 2001. He served as Chief Executive Officer of the Company from January 1996 until January 2001 and has been a director of the Company since May 1993. From May 1994 until January 1996, he served as co-Chief Executive Officer of the Company. Prior to joining the Company, Mr. Mikos worked for ARA as a Regional Sales Director from August 1976 until October 1977. From July 1968 until August 1976, Mr. Mikos worked for IBM in sales management. Mr. Mikos is the son-in-law of Robert E. McDonough, Sr.

      Greg Palmer has served as the Company’s President and Chief Executive Officer since January 2001. He has served as a director of the Company since April 2001. Mr. Palmer served as the Company’s Executive Vice President and Chief Operations Officer from January 1998 to January 2001. From 1985 to December 1997, Mr. Palmer served in senior level management positions in the southeast and northeast divisions and as Senior Vice President in charge of managing operations in the western United States for Olsten Corporation, formerly a provider of staffing and health care services.

      John B. Zaepfel has been a director of the Company since June 1995. From 1974 until 1985, Mr. Zaepfel was President and Chief Executive Officer of Chartpak-Picket Industries, Inc., a wholly-owned subsidiary of The Times Mirror Company. In 1985, Mr. Zaepfel founded CPG International, Inc., a graphics art and engineering firm, and served as its President and Chief Executive Officer from 1985 until its sale in 1989. Since 1989, Mr. Zaepfel has been Chief Executive Officer of the Zaepfel Group, a private investment and consulting firm. From July 1999 until November 30, 2003, Mr. Zaepfel served as a director of the Troy Group, Inc.

Elimination of Cumulative Voting

      The Company’s Amended and Restated Bylaws (the “Bylaws”) provide that when the Company becomes a “listed corporation” within the meaning of the California Corporations Code, cumulative voting rights will be eliminated. Cumulative voting rights were eliminated on February 19, 1997.

Director Independence

      The Board has determined that Ms. George, Messrs. Cvengros, Elliott, Hagan, and Zaepfel are each independent directors under the National Association of Securities Dealers’ listing standards and specifically Nasdaq Rule 4200(a)(15).

Certain Relationships and Related Transactions

      Meaghan Mikos-Gorski has served in various positions with the Company over a ten year period. She has served as Assistant Vice President of Marketing and Business Development of the Company since November 2000. Ms. Mikos-Gorski is the daughter of Paul W. Mikos, Chairman of the Board of the Company and the granddaughter of Robert E. McDonough, Sr., Vice Chairman of the Board of the Company. Ms. Mikos-Gorski’s annual aggregate compensation was $107,792, $120,239 and $117,021 for fiscal years 2004, 2003, and 2002, respectively.

Board Committees and Meetings

      During the Company’s last fiscal year ended October 3, 2004 (“Fiscal 2004”), the Board had the following four ongoing committees: the Audit Committee; the Leadership Development and Compensation Committee; the Executive Committee; and the Corporate Governance and Nominating Committee. All of the members of each of the Board’s committees are independent directors as defined under the National Association of Securities Dealers’ listing standards.

      Audit Committee. The Audit Committee of the Board currently consists of Messrs. Cvengros, Elliott and Zaepfel (Chair). The Audit Committee has been established in accordance with SEC rules and regulations, and all the members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers’ listing standards. In addition, the Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” within the meaning of the SEC rules and regulations. The Audit Committee’s primary purpose is to assist the Board in fulfilling its oversight responsibilities relating to the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In this regard, the Audit Committee, among other matters, meets with the Company’s independent registered public accounting firm, makes recommendations to the Board concerning the acceptance of the reports of such auditors and the accounting policies and procedures of the Company, and reviews financial plans and operating results of the Company. The Board has adopted a written charter for the Audit Committee which is available on the Company’s website at http://www.remedystaff.com.

      Leadership Development and Compensation Committee. The Leadership Development and Compensation Committee (the “Compensation Committee”) of the Board currently consists of Ms. George (Chair) and Mr. Hagan. Dr. Doti was a member of the Compensation Committee through December 31, 2004, the effective date of his resignation. The Compensation Committee sets the performance goals, annual salary and incentive compensation of the Company’s executive officers and its key employees. Additionally, the Compensation Committee administers the Company’s 1996 Amended and Restated Stock Incentive Plan and 1996 Employee Stock Purchase Plan. The Board has adopted a written charter for the Compensation Committee which is available on the Company’s website at http://www.remedystaff.com.

      Executive Committee. The Executive Committee of the Board currently consists of Mr. Cvengros, Mr. Elliott and Mr. Hagan (Chair). The Executive Committee acts on behalf of the Board to mentor and review the performance of the Company’s Chief Executive Officer. The Executive Committee also meets with the Company’s Chief Executive Officer to provide certain strategic, shareholder and organizational planning recommendations. The Board has adopted a written charter for the Executive Committee which is available on the Company’s website at http://www.remedystaff.com.

      Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee of the Board (the “Nominating Committee”) currently consists of Mr. Cvengros and Mr. Elliott (Chair). Dr. Doti was a member of the Nominating Committee through December 31, 2004, the effective date of his resignation. All the members of the Nominating committee are independent directors as defined under the National Association of Securities Dealers’ listing standards. The Nominating Committee identifies, interviews and recommends to the Board potential new Board members and makes recommendations to the Board regarding corporate governance issues. The policy of the Nominating Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board. Any shareholder nominations proposed for consideration by the Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
RemedyTemp, Inc.
101 Enterprise
Aliso Viejo, CA 92656

      In addition, the bylaws of the Company permit shareholders to nominate directors for consideration at an annual shareholder meeting. In November 2002, the Board established and adopted Director Guidelines. According to these guidelines, the Board believes that at a minimum all members of the Board should have the highest professional and personal ethics and values. In addition, they should have experience at the policy-making level. They should be committed to increasing shareholder value and should have enough time to carry out their duties. Each director must represent the interests of all shareholders.

      The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. In the event that vacancies on the Board arise, the Nominating Committee considers potential candidates for director, which may come to the attention of the Nominating Committee through current directors, professional search firms, shareholders or other persons. As described above, the Nominating Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating Committee. The materials provided by a shareholder for consideration of a nominee for director are forwarded to the Nominating Committee. The Nominating Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. Such candidates are evaluated at meetings of the Nominating Committee. In evaluating such nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

      The Nominating Committee is governed by a written charter which is attached hereto as Appendix A and which is accessible via the Company’s website at http://www.remedystaff.com.

      During Fiscal 2004, there were six (6) meetings of the Board, nine (9) meetings of the Audit Committee, five (5) meetings of the Compensation Committee, three (3) meeting of the Nominating Committee, and three (3) meetings of the Executive Committee. While serving as directors, all of the Board members attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the meetings of the Board, and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

      Directors are encouraged to attend our annual meetings of shareholders. The 2004 annual meeting of shareholders was attended by all of our nine (9) directors.

Directors’ Compensation

      Directors who are also employees or officers of the Company receive no extra compensation for their service on the Board. Pursuant to the Non-Employee Director Plan, effective March 16, 1998, and amended by the Board on October 1, 2003, independent directors receive an annual retainer in the form of cash or shares of Common Stock valued at $25,000 on the date of their election or re-election to the Board. Starting in fiscal 2004, the Chairman of the Board receives an aggregate of $45,000 annual retainer. For those directors electing to receive their retainer in stock, the Shares that are issued under the Non-Employee Director Plan are held in trust, on a deferred basis (subject to an exception for financial hardship) until a director is no longer a director of the Company. Such shares are issued in trust no later than ten (10) business days after the next annual meeting of shareholders following election or re-election, provided that the director has remained a director during such time. Additionally, the following cash fees are paid by the Company to each independent director per meeting attended: $2,000 per Board meeting; $2,000 per Audit Committee meeting with the Chair receiving a $10,000 annual retainer; $1,500 for each meeting of all other committees of the Board, with the Chair receiving a total of $2,000. Independent directors also receive reimbursement for out-of-pocket expenses relating to Company business.

      Pursuant to the Company’s 1996 Amended and Restated Stock Incentive Plan (the “Incentive Plan”), each non-employee director of the Company automatically receives, upon becoming a director, a one-time grant of an option to purchase up to 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of the option’s grant. These non-employee director options have a term of ten (10) years and become exercisable with respect to fifty percent (50%) of the underlying shares on the grant date and the remaining fifty percent (50%) of the underlying shares on the date of the next annual meeting of shareholders of the Company following the grant date (or, if an annual meeting of shareholders occurs within six months after the grant date, then on the date of the second annual shareholders’ meeting after the grant date), provided that the recipient has remained a director since the grant date. In addition to an initial grant, each independent director also will receive, upon each re-election to the Board, an automatic grant of an option to purchase up to 2,500 additional shares of Common Stock. These additional options will vest and become exercisable upon the earlier to occur of (i) the first anniversary of the grant date, or (ii) immediately prior to the annual meeting of shareholders of the Company next following the grant date, if the director has served as a director from the grant date to such earlier date. All independent director options will have a term of ten (10) years and an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Vesting of independent director options accelerates if the recipient of the option ceases to be a director of the Company or its successor in connection with a change in control.

      Grants of independent directors’ options under the Incentive Plan count against its current limit of 1,800,000 shares of Common Stock. Shares underlying independent directors’ options that expire or are terminated or canceled will become available for further awards under the Incentive Plan. In the event that a recipient of independent directors’ options ceases to be a director of the Company, all such options granted to the director will be exercisable, to the extent they were exercisable at the date directorship ceased, for a period of 365 days or, if earlier, the expiration of the option according to its terms. Vesting accelerates upon certain transactions including dissolution, merger and change in control. The Incentive Plan provides that the exercise price may be paid by Company loan or withholding of underlying stock, or deferred until completion of broker-assisted exercise and sale transactions.

      Pursuant to the amended terms of the Incentive Plan, each independent director that had not yet received a total of 20,000 additional grants was awarded independent directors’ option to purchase 2,500 shares of Common Stock on February 25, 2004 upon the directors’ re-election to the Board at the 2004 Annual Meeting.

      The Company had a Severance Agreement and General Release (the “Severance Agreement”) with Paul W. Mikos, the Company’s Chairman of the Board and former Chief Executive Officer and President. Pursuant to the Severance Agreement, the Company provided the following severance benefits to Mr. Mikos: (i) bi-weekly severance payments that totaled $1,800,000 over a two-year period commencing July 17, 2001

(the “Severance Date”); (ii) payment of health benefits and life and disability insurance premiums in effect on the Severance Date, for a period of three (3) years and seventeen (17) days commencing on the Severance Date; (iii) ownership of a 2000 Mercedes and 1996 Range Rover and certain artwork; (iv) a lump sum of $30,000 for perquisites; and (v) vesting of all granted options, which shall remain exercisable for the balance of their term. Under the terms of the Severance Agreement, Mr. Mikos released the Company from any claims, known or unknown. All amounts owed to Mr. Mikos have been paid as of October 3, 2004, the Company’s fiscal year end.

Recommendation of the Board

      The Board recommends that the shareholders vote “FOR” the eight (8) nominees listed above. Proxies received will be so voted unless shareholders specify otherwise in the proxy.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

      The following table sets forth the compensation earned for the last three (3) fiscal years by (i) each person who served as the Company’s Chief Executive Officer (“CEO”) during the fiscal year ended October 3, 2004, and (ii) the Company’s four (4) most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the fiscal year ended October 3, 2004 (the “Named Executive Officers”).

					Long-Term Compensation
		Annual Compensation			Awards

					Restricted	Securities
				All Other Annual	Stock	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus(5)($)	Compensation($)	Award(s)($)	Options(#)	Compensation($)

Greg Palmer(1)	2004	527,269	308,637	61,118	—	—	—
President and	2003	499,923	115,000	*	1,002,500	—	—
Chief Executive Officer	2002	478,203	288,000	*	2,068,750	—	—
Monty A. Houdeshell(2)	2004	261,842	154,319	*	—	—	—
Senior Vice President	2003	192,692	35,481	*	749,775	—	—
Chief Financial Officer and Corporate Secretary
Gunnar B. Gooding	2004	239,495	101,729	*	—	—	—
Vice President, Human	2003	225,288	39,200	*	100,250	—	—
Resources and Legal	2002	210,150	84,000	*	346,875	—	—
Affairs
Janet L. Hawkins(3)	2004	229,579	113,513	*	—	—	—
Senior Vice President	2003	47,981	11,250	*	255,625	—	25,000
Sales and Marketing
Cosmas N. Lykos(4)	2004	177,210	50,000	*	—	—	—
Vice President of Business	2003	225,288	44,200	*	100,250	—	—
Affairs, General Counsel	2002	210,150	84,000	*	346,875	—	—
and Secretary

  *   Less than $50,000 and less than 10% of salary plus bonus.

(1)	2004 All Other Annual Compensation includes $21,458 for automobile and gas allowance, $39,013 for medical cost reimbursement, and $2,647 for life insurance premium and other insurance premium payments.

(2)	Mr. Houdeshell was appointed Corporate Secretary by the Company’s Board of Directors, effective May 7, 2004. Subsequent to the Company’s fiscal year end, the Board changed Mr. Houdeshell’s title to Chief Administrative Officer.

(3)	As of December 3, 2004, Ms. Hawkins accepted the position of President, Franchise Division, Senior Vice President, Marketing. Ms. Hawkins’ 2003 All Other Compensation consists of $25,000 paid to Hawkins Advertising related to the winding up of the operations of her existing advertising business prior to becoming an employee of the Company.

(4)	Mr. Lykos resigned as an Executive Officer of RemedyTemp, Inc. effective as of May 18, 2004.

(5)	Bonus amounts were earned in fiscal 2004 and paid in fiscal 2005.

Option Grants in Last Fiscal Year

      The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended October 3, 2004:

	Individual Grants				Potential Realizable
Value at Assumed
	Number	% of Total			Annual Rates of Stock
	of Securities	Options			Price Appreciation for
	Underlying	Granted to	Exercise Of		Option Term ($)
	Options	Employees in	Base Price	Expiration
Name	Granted (#)	Fiscal Year	($/share)	Date	5% ($)	10% ($)

Greg Palmer	—	—	—	—	—	—
Monty A Houdeshell	—	—	—	—	—	—
Gunnar B. Gooding	—	—	—	—	—	—
Janet L. Hawkins	—	—	—	—	—	—
Cosmas N. Lykos	—	—	—	—	—	—

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise during the fiscal year ended October 3, 2004 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on October 3, 2004 and the aggregate gains that would have been realized had these options been exercised on October 3, 2004, even though these options were not exercised, and the unexercisable options could not have been exercised, on that date.

Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised
	Acquired		Options at Fiscal		In-the-Money Options At
	on	Value	Year End (#)		Fiscal Year End ($)(1)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Greg Palmer	—	—	—	—	—	—
Monty A. Houdeshell	—	—	—	—	—	—
Gunnar B. Gooding	—	—	—	—	—	—
Janet L. Hawkins	—	—	—	—	—	—
Cosmas N. Lykos	—	—	—	—	—	—

(1)	These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company’s Common Stock on October 1, 2004 (the last trading day of Fiscal 2004). The closing price of the Company’s Common Stock on that day on the Nasdaq National Market was $10.45. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

Employment Contracts

      The Company has an Amended and Restated Employment Agreement with Greg Palmer that expires on October 1, 2006, pursuant to which the Company employs Mr. Palmer as its President and CEO. The agreement provides for a base salary of not less than $480,000 per year and an annual performance bonus of up to 60% of Mr. Palmer’s base salary based upon satisfaction of annual performance goals set by the Compensation Committee. Additionally, under the agreement, Mr. Palmer shall also receive from the Company a grant of 150,000 shares of restricted stock of the Company pursuant to the terms set by the Compensation Committee of the Board and the terms of the Company’s Incentive Plan. Pursuant to the agreement, if the Company terminates Mr. Palmer’s employment as CEO without cause, he shall be entitled to receive from the Company a lump-sum severance payment of 1.6 times the sum of his annual base salary and maximum annual bonus potential then in effect. Additionally, all outstanding granted options will vest automatically and will remain exercisable for the balance of their term. If the Company terminates

Mr. Palmer’s employment “for cause” (as defined in the agreement), then all of the unexercised options, whether or not vested, shall expire and become unexercisable as of the date of such for cause termination. In the event that there are certain changes in control of the Company and Mr. Palmer is terminated by the Company for any reason except for cause, he shall receive a severance payment equal to 2.9 times the sum of his annual base salary and maximum annual bonus potential then in effect (subject to certain tax limitations), and all options granted shall become fully vested and exercisable for the balance of their term.

      The Company has an employment agreement with Robert E. McDonough, Sr. that expires on December 3, 2007, pursuant to which the Company employs Mr. McDonough as Vice Chairman of the Board. As amended on December 4, 2004, the agreement provides for an annual base salary of $100,000 until December 3, 2007; Mr. McDonough shall not be entitled to receive any bonus during the Employment Period unless the Compensation Committee, in its sole discretion, determines to award Mr. McDonough a bonus. Additionally, pursuant to the terms of the agreement, the Company shall pay McDonough’s annual life insurance premiums not to exceed $75,000, and Mr. McDonough is entitled to annual demand registration rights and certain “piggyback” registration rights in future registrations by the Company of its securities.

      The Company has change in control agreements with Monty A. Houdeshell, Gunnar B. Gooding and Janet Hawkins. In general, the terms of Mr. Houdeshell’s agreement provides for a severance payment of two (2) year’s base salary and bonus if employment with the Company is terminated within one (1) year of certain changes in ownership and control of the Company; for Mr. Gooding, such agreement provides for a severance payment of one (1) year’s base salary and maximum bonus if employment with the Company is terminated within one (1) year of certain changes in ownership and control of the Company; and for Ms. Hawkins, such agreement provides for a severance payment of one (1) year’s base salary if employment with the Company is terminated within one (1) year of certain changes in ownership and control of the company.

REPORT OF THE COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

      The Compensation Committee consists of three (3) non-employee independent directors and is responsible for setting and administering the policies governing annual compensation of the executive officers of the Company.

Compensation Policies and Philosophy

      The Compensation Committee believes that the compensation for the executive officers of the Company should be designed to attract, motivate and retain talented executives responsible for the success of the Company. The Compensation Committee determines the executive officers’ compensation levels after examining competitive market levels of similarly situated companies, including temporary staffing companies, and based upon the individual contribution to the Company and the financial performance of the Company. The Compensation Committee strives to set a fair and competitive base salary for each of its executive officers coupled with an incentive cash bonus tied to annual performance-based Company goals. Additionally, the Company strives to link its executive officers’ compensation with the financial performance of the Company and align the financial interests of the executive officers with those of the Company’s shareholders by providing equity-based long-term incentives in the form of restricted stock or stock option grants.

Compensation Components and Process

      BASE SALARY. The base salary for each executive officer is determined at levels considered appropriate for comparable positions at other similarly situated companies, including temporary staffing companies.

      INCENTIVE COMPENSATION. The Compensation Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of a cash bonus based entirely on the financial performance of the Company. Specifically, during Fiscal 2004 the executive officers’ incentive compensation was based upon the Company achieving certain pre-established pre-tax loss and return on invested capital targets.

      RESTRICTED STOCK AND STOCK OPTIONS. The goal of the Company’s restricted stock and stock option grants is to align the interests of executive officers with the interests of the Company’s shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. In years past, the Compensation Committee primarily used stock options to achieve this goal. During Fiscal 2003, the Compensation Committee engaged an independent firm that specializes in compensation issues to consult on the most appropriate way for the Company to compensate its executive officers and align their interests with that of the Company’s shareholders. Accordingly, based in part on recommendations from compensation specialists and its own evaluation of this issue, the Compensation Committee awarded restricted Common Stock to executive officers of the Company during Fiscal 2003. The Compensation Committee determined the amount of restricted stock according to the executive’s position within the Company, recent performance, potential for future responsibility and promotion, and comparable awards made to individuals in similar positions within the staffing industry. There were no grants of restricted stock or stock options made to executive officers during Fiscal 2004. The Compensation Committee will continue to evaluate the merits of awarding restricted stock. In general, it is the practice of the Company to grant stock options or restricted stock to executive officers when they join the Company. The Compensation Committee believes that these initial grants give the recipients a meaningful stake in the Company’s long-term performance, with any ultimate realization of significant value from those grants being commensurate with returns available on investments in the Company’s Common Stock. In addition to initial grants, the Compensation Committee has adopted a policy of providing additional long-term incentives to the Company’s executive officers primarily through periodic stock option grants or restricted stock. The Compensation Committee believes that these incentives are essential to the long-term success of the Company and serve as a retention and compensation tool that aligns the interests of the Company’s officers with the interests of its shareholders. In general, the restricted stock vests approximately five years from the grant date, or earlier if certain pre-established performance goals have been met. Options are exercisable in the future at the fair market value at the time of grant, so that an executive officer granted an option is rewarded only by the appreciation in price of the Company’s Common Stock. Such grants, if any, are generally determined by the Compensation Committee after the end of a fiscal year with the input and recommendation of the Company’s CEO.

Executive Officer Compensation

      In December 2004, the Compensation Committee granted bonuses to the executive officers based upon the achievement of pre-established financial goals, which included the Company’s pre-tax loss and return on invested capital. During Fiscal 2004 the Company achieved 99.4% of its pre-established pre-tax loss and return on invested capital targets and thus payout was made to the executive officers at 99.4% of their incentive compensation potential. To ensure that the Compensation Committee achieves its goal of setting competitive compensation levels, the Compensation Committee referenced an analysis by an independent compensation consulting firm which concluded that the Company’s executive base salaries were competitive with other similarly situated companies, including temporary staffing companies, and that executive bonuses were competitive on a percentage basis to the levels identified by surveys for other similarly situated companies, including temporary staffing companies.

      Regarding compensation to executive officers other than base salary and cash bonuses, the Compensation Committee also administers the Company’s Incentive Plan, pursuant to which the Company may grant various stock-based awards intended to compensate Company executive officers and align the interests of recipients with the interests of the Company’s shareholders. Through the year ended October 3, 2004, there were no grants of stock options, performance grants or restricted Common Stock under the Incentive Plan to executive officers.

CEO Compensation

      The Compensation Committee set the salary, bonus amount and restricted stock grant for Fiscal 2004 of the Company’s Chief Executive Officer, Greg Palmer, with reference to market standards and the Company’s performance. For Fiscal 2004, Mr. Palmer’s annual base salary was $517,500. Mr. Palmer’s incentive compensation for Fiscal 2004 consisted of a cash bonus of $310,500. The Compensation Committee based the CEO’s incentive compensation on the Company’s achievement of certain financial performance goals. Specifically, the incentive compensation was based upon the Company achieving certain pre-established pre-tax loss and return on invested capital targets. During Fiscal 2004 the Company achieved 99.4% of its pre-established pre-tax loss and return on invested capital targets and thus payout was made to the CEO at 99.4% of incentive compensation potential. No restricted stock or stock options were granted to the CEO during Fiscal 2004.

Submitted by the Compensation Committee:

James L. Doti
Mary George (Chair)
J. Michael Hagan

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

      In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with the auditor’s independence.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended October 3, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

William D. Cvengros
Robert A. Elliott
John B. Zaepfel (Chair)

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      By selection of the Board, the firm of PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 1989. The Board has again selected PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending October 2, 2005. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES FOR

FISCAL 2004 AND 2003

      Audit Fees: The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with the audit of the Company’s annual financial statements for the fiscal years ended October 3, 2004 and September  28, 2003, and for review of the financial information in the Company’s quarterly reports on Form 10-Q for such fiscal years were $215,500 and $187,000 respectively.

      Audit Related Fees: The aggregate fees for services rendered by PricewaterhouseCoopers LLP for audit related services in the Company’s fiscal years ended October 3, 2004 and September 28, 2003 were $125,700 and $0, respectively. Audit related fees principally include consultations concerning Sarbanes-Oxley readiness and attestation, audit of the Company’s Puerto Rico offices and consultations on accounting and financial reporting standards.

      Tax fees: The aggregate fees for services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning for the fiscal years ended October 3, 2004 and September 28, 2003 were $54,600 and $200,300, respectively.

      All Other Fees: All other fees were $26,000 and $0 for services rendered by PricewaterhouseCoopers LLP for fiscal years ended October 3, 2004 and September 28, 2003, respectively. All other fees were related to the Company’s filing of a universal shelf registration on Form S-3 with the Securities and Exchange Commission.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

      Consistent with Commission policies regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent auditor. In recognition of this responsibility and in accordance with the Audit Committee’s charter, the Audit Committee has established a policy to pre-approve audit and permissible non-audit services provided by the independent auditor. The term of any pre-approval is 12 months from the date of the pre-approval, unless the Audit Committee specifically provides for a more definitive period. Fees for any services that will exceed the pre-approval limits must be separately approved by the Audit Committee. During the year circumstances may also arise when it becomes necessary to engage the independent auditor for additional services not contemplated by the original pre-approval engagement. In those instances, the Audit Committee requires separate pre-approval before engaging the independent auditor for such services. In this regard, the Audit Committee may delegate pre-approval authority to one of more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not otherwise delegate its responsibilities to pre-approve services performed by the independent auditor to management.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

      During Fiscal 2004, Ms. George, Dr. Doti and Mr. Hagan all served as members of the Compensation Committee. No current member of the Compensation Committee is a current or former officer or employee of the Company, and there are no compensation committee interlocks between the Company and other entities involving the Company’s executive officers or directors.

STOCK PERFORMANCE GRAPH

      The stock performance graph set forth below compares the cumulative total shareholder return on the Company’s Common Stock for the period from October 3, 1999 through October 3, 2004 with the Nasdaq Stock Market Composite Index, peer issuers in the temporary staffing industry and the Russell 2000 Index. The Company decided to compare its shareholder return with that of the Russell 2000 Index because the Company believes that the Russell 2000 Index includes companies with comparable market capitalization. The graph assumes that $100 was invested on October 3, 1999 in the Company’s Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock. The comparisons in the graph are required by the Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG REMEDYTEMP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE RUSSELL 2000 INDEX, A NEW PEER GROUP AND AN OLD PEER GROUP

	10/03/99	10/01/00	9/30/01	9/29/02	9/28/03	10/03/04

RemedyTemp, Inc.	$100.00	$85.00	$85.33	$87.11	$85.12	$74.31
Nasdaq Composite Index	$100.00	$133.50	$54.55	$43.98	$65.66	$71.23
Russell 2000 Index	$100.00	$124.49	$98.09	$88.84	$120.84	$147.29
New Peer Group	$100.00	$107.42	$60.84	$63.42	$85.85	$93.24
Old Peer Group	$100.00	$145.57	$96.02	$90.56	$111.68	$138.05

      The Company modified its peer group during fiscal 2004 based on management’s assessment. The staffing companies that are excluded from the current year peer group are focused on specific niche markets and specialty staffing. The staffing companies added to the current year peer group offer broad based traditional staffing services that may also provide specialty staffing and are more reflective of RemedyTemp’s business. The New Peer Group consists of the following temporary staffing companies: Kelly Services, Inc., Ablest,

Inc., Adecco S.A., CDI Corporation, Manpower, Inc., Spherion Corporation, and Westaff, Inc. The Old Peer Group consists of Kelly Services, Inc., Manpower, Inc., MPS Group, Inc., On Assignment, Inc., Robert Half International, Inc., Spherion Corporation, and Westaff, Inc.

CERTAIN TRANSACTIONS

      Other than as reported herein, no director or executive officer of the Company, nor any nominee for election as a director or any 5% security holder, or any member of such person’s immediate family, had any material interest, direct or indirect, in any certain reportable transaction during the last fiscal year, or since the commencement of the current fiscal year, or certain reportable business relationship during such time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under Section 16(a) of the Securities Exchange Act of 1934, the directors and officers of the Company and persons who own more than ten percent (10%) of the Company’s equity securities are required to report their initial ownership of the Company’s equity securities and any subsequent changes in that ownership to the Commission and the Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during the fiscal year ended October 3, 2004. To the Company’s knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during the fiscal year ended October 3, 2004, all of these reports were timely filed except for six (6) Form 4 reports filed on June 1, 2004 for the following directors: Ms. George and Messrs. Cvengros, Elliott, Hagan, Zaepfel, and Doti.

SHAREHOLDER PROPOSALS

      Shareholders who wish to include proposals in next year’s proxy statement and proxy card for action at the Company’s Annual Meeting of Shareholders held in 2006 must cause their proposals to be received in writing by the Company at its address set forth on the first page of this Proxy Statement no later than September 16, 2005. Such proposals should be addressed to the Company’s Secretary, and may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the Commission. In addition, if a shareholder wishes to present a proposal at the Company’s Annual Meeting of Shareholders in 2006 and the proposal is not intended to be included in the Company’s proxy statement relating to the 2006 Annual Meeting, the shareholder must give advance notice to the Company prior to the deadline for the annual meeting determined in accordance with the Company’s bylaws (the “Bylaw Deadline”). Under the Company’s bylaws, in order to be deemed properly presented, the notice of a proposal must be in writing delivered to the Company’s secretary at the principal executive offices of the Company no less than 60 days and no more than 120 days prior to the originally scheduled annual meeting date. However, if less than seventy 70 days notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a shareholder gives notice of such proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting. All shareholder proposals must be in the form required by the Company’s bylaws.

COMMUNICATIONS WITH THE BOARD

      Shareholders may communicate with the Board or any of the directors by sending written communications addressed to the Board or any of the directors, c/o Corporate Secretary, RemedyTemp, Inc., 101 Enterprise, Aliso Viejo, CA 92625. All communications are compiled by the Corporate Secretary and forwarded to the Board or the individual director(s) accordingly.

OTHER MATTERS

      The Board does not know of any other matters that are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgment.

ANNUAL REPORT ON FORM 10-K AND INCORPORATION BY REFERENCE

      The Company’s 2004 Annual Report to Shareholders has been mailed to shareholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. The Company’s most recent annual report on Form 10-K as filed with the SEC is available on our website at http://www.remedystaff.com. The Company will also deliver to any shareholder, without charge, upon written request, a copy of the Form 10-K, including the financial statements, schedules, and list of exhibits. Requests should be sent to RemedyTemp, Inc., 101 Enterprise, Aliso Viejo, California 92656, Attention: Investor Relations.

Aliso Viejo, California

January 14, 2005

SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION IS APPRECIATED.

APPENDIX A

AMENDED AND RESTATED

CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
REMEDYTEMP, INC.

      1. Purpose. The Committee is appointed by the Board of Directors (the “Board”) to (a) assist the Board in identifying individuals qualified to become Board members and Board committee members, and to select, or to recommend that the Board select, the director nominees for each annual meeting of shareholders and the Board committee nominees; (b) develop and recommend to the Board corporate governance principles applicable to the Company; and (c) take such other actions within the scope of this Charter as the Committee deems necessary or appropriate.

      2. Membership. The Committee will be comprised of three or more directors. All members of the Committee will be independent directors (as determined by the Board) under the independence requirements of the NASDAQ Stock Market and applicable law. The members of the Committee will be appointed by and serve at the discretion of the Board.

      3. Specific Responsibilities and Duties. The Board delegates to the Committee the express authority to:

(a) Board Composition. Evaluate the size and composition of the Board, develop criteria for Board membership, and evaluate the independence of existing and prospective directors.

(b) Candidates. Seek and evaluate qualified individuals to become directors based on the Company’s Process for Evaluating and Selecting Potential Director Candidates, as may be amended from time to time.

(c) Shareholder Candidates. Approve procedures to be followed by shareholders in submitting recommendations of director candidates and establish a policy with regard to the consideration of such director candidates, which policy will be embodied in the Process for Evaluating and Selecting Potential Director Candidates.

(d) Committees. Evaluate the nature, structure and composition of other Board committees.

(e) Governance Guidelines. Take such steps as the Committee deems necessary or appropriate to develop, monitor and reassess from time to time the Corporate Governance Policy of the Company.

(f) Review Charter. Review and reassess the adequacy of this Charter at least annually.

(g) Other Actions. Take such other actions as may be requested or required by the Board from time to time.

(h) Recommendations; Reports. Make recommendations and report to the Board and other Board committees with respect to any of the foregoing matters.

      4. Meetings. The Committee will meet with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines. A special meeting of the Committee can be called by the Chairperson and will be called promptly upon the request of any two Committee members. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s Bylaws applicable to such meetings will govern meetings of the Committee.

      5. Minutes. Minutes of each meeting will be kept. The Committee will report to the Board regularly or whenever requested to do so by the Board.

      6. Subcommittees. The Committee has the power to appoint subcommittees, but no subcommittee will have any final decision making authority on behalf of the Board.

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      7. Reliance; Experts; Cooperation.

      7.1 Retention of Counsel and Advisors. The Committee has the authority, in its discretion, to retain at the Company’s expense such counsel, advisors and experts as it deems necessary or appropriate to carry out its duties.

      7.2 Reliance Permitted. The Committee will act in reliance on management, the Company’s independent public accountants, internal auditors, and advisors and experts, as it deems necessary or appropriate to enable it to carry out its duties.

      7.3 Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

      7.4 Required Participation of Employees. The Committee shall have unrestricted access to the Company’s employees, independent public accountants, internal auditors, and internal and outside counsel, and may require any employee of the Company or representative of the Company’s outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of the Committee or representative of the Committee’s counsel, advisors or experts.

      7.5 Annual Performance Evaluation of the Board. The Committee shall have authority to implement processes to conduct a self-evaluation of the Board and its committees to determine whether they are functioning effectively.

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REVOCABLE PROXY

REMEDYTEMP, INC.
101 Enterprise
Aliso Viejo, California 92656
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby, revoking any proxy previously given, appoints Greg D. Palmer and Monty A. Houdeshell, or either of them, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes such persons to represent and to vote as designated on this proxy all shares of the Class A Common Stock of RemedyTemp, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of RemedyTemp to be held on March 1, 2005 and at any adjournments or postponements thereof. The matters referred to on this proxy are described in the proxy Statement for RemedyTemp’s Annual Meeting of Shareholders dated March 1, 2005, which is being delivered herewith.

     The Board of Directors recommends a vote FOR the following proposals:

1. Election of Directors

FOR all nominees listed below	WITHHOLD AUTHORITY to vote
(except as indicated to the contrary below)	for all nominees listed below

Nominees: William D. Cvengros, Robert A. Elliott, Mary George, J. Michael Hagan, Robert E. McDonough, Sr., Paul W. Mikos, Greg D. Palmer and John B. Zaepfel

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name below:

2. In their discretion, the proxies are authorized to vote upon such other matters and to transact such other business as may properly come before the 2005 Annual Meeting.

CONTINUED ON REVERSE – SIGN, DATE AND RETURN

[BACK OF PROXY CARD]

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED ABOVE FOR DIRECTOR.

     The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 2005 Annual Meeting.

     Please sign, date and promptly return this proxy card using the enclosed reply envelope. Whether or not you plan to attend the 2005 Annual Meeting, you are urged to execute, date and return this proxy, which may be revoked at any time prior to its use.

SIGNATURE		SIGNATURE
	Signature of Shareholder		If Held Jointly

DATE	, 2005	DATE	, 2005

     Please sign your name exactly as it appears hereon. When shares are held by joint tenants both should sign. If you receive more than one proxy card, please sign, date and return all cards received. When signing as attorney, executor, administrators, trustee or guardian, please sign as such and give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.